UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported): March 5, 2024

BrightView Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38579	46-4190788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

980 Jolly Road

Blue Bell, Pennsylvania 19422

(484) 567-7204

(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	BV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On March 5, 2024, BrightView Holdings, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the matters described in the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on January 18, 2024. The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal No. 1 - Election of Directors

At the Annual Meeting, the Company’s stockholders elected the persons listed below as directors for a one-year term expiring at the Company’s 2025 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:

	Votes Cast For	Votes Withheld	Broker Non-Votes
James R. Abrahamson	138,161,026	958,805	4,577,049
Dale Asplund	137,836,708	1,283,123	4,577,049
Jane Okun Bomba	125,454,460	13,665,371	4,577,049
William Cornog	136,396,877	2,722,954	4,577,049
Frank Lopez	137,899,964	1,219,867	4,577,049
Paul E. Raether	136,418,551	2,701,280	4,577,049
Richard W. Roedel	134,952,296	4,167,535	4,577,049
Mara Swan	137,757,558	1,362,273	4,577,049

Additionally, the holders of the Company’s Series A Convertible Preferred Stock elected the persons listed below as directors for a one-year term expiring at the Company’s 2025 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:

	Votes Cast For	Votes Withheld	Broker Non-Votes
Kurtis Barker	500,000	0	0
Joshua Goldman	500,000	0	0

Proposal No. 2 - Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2024.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
143,635,255	58,262	3,363	N/A

Proposal No. 3 - Approval of Amendment to Amended and Restated 2018 Omnibus Incentive Plan

The Company’s stockholders approved an amendment to the Company’s Amended and Restated 2018 Omnibus Incentive Plan to increase the amount of shares currently authorized for issuance thereunder by 6,000,000 shares.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
126,074,328	13,020,440	25,063	4,577,049

Proposal No. 4 - Approval of Amendment to 2018 Employee Stock Purchase Plan

The Company’s stockholders approved an amendment to the Company’s 2018 Employee Stock Purchase Plan to increase the number of shares reserved for future purchases thereunder by 1,000,000 shares.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
138,961,033	135,077	23,721	4,577,049

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BrightView Holdings, Inc.

Date: March 5, 2024	By:	/s/ Jonathan M. Gottsegen
	Name:	Jonathan M. Gottsegen
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary